Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: February 25, 2003
For Collection Period: January 2003
For Determination Date: February 18, 2003

A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Period Principal Balance	1,713,208.17	129,000,000.00	171,000,000.00	87,410,907.00	18,952	389,124,115.17	389,124,115.17
(C) Collections (Regular Payments)	1,713,208.17	4,610,294.02	0.00	0.00	N/A	6,323,502.19	6,323,502.19
(D) Withdrawal from Payahead (Principal)	0.00	37,846.07	0.00	0.00	N/A	37,846.07	37,846.07
(E) Collections (Principal Payoffs)	0.00	7,180,882.58	0.00	0.00	416	7,180,882.58	7,180,882.58
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	509,544.87	0.00	0.00	24	509,544.87	509,544.87
(G) Principal Reductions (Other)(Partial chg-off)	0.00	26,609.38	0.00	0.00	N/A	26,609.38	26,609.38
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	116,634,823.08	171,000,000.00	87,410,907.00	18,512	375,045,730.08	375,045,730.08

(J) Certificate Factor	0.000000%	90.414592%	100.000000%	100.000000%	88.637778%	82.753024%	82.753024%

Notional Principal Balance: Class I

(L) Beginning	284,300,038.00
(M) Reduction	13,399,922.00
(N) Ending	270,900,116.00

Notional Principal Balance: Companion Component

(O) Beginning	104,824,077.17
(P) Reduction	678,463.09
(Q) Ending	104,145,614.08

B. CASH FLOW RECONCILIATION	TOTALS

(A) CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS	16,984,583.16
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	22,383.01
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
1) allocable to principal	37,846.07
2) allocable to interest	0.00
(D) ADVANCES	3,568.72
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	208,094.43
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00
TOTAL COLLECTIONS	17,256,475.39

C. TRUSTEE DISTRIBUTION	TOTALS

(A) TOTAL CASH FLOW	17,256,475.39
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee	0.00
(D) UNRECOVERED INTEREST ADVANCES	0.00
(E) SERVICING FEE (DUE AND UNPAID)	324,270.10
(F) Standby Servicing Fee (not to exceed $50,000)	6,485.40
(G) Owner Trustee Fee (not to exceed $25,000)	0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	2,546.41
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	259,075.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	416,100.00
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72
(L) Interest to “I” Certificate Holders, including Overdue	592,291.75
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	1,713,208.17
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	12,365,176.92
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	125,015.24
(R) Spread Account (up to the Requisite Amount)	1,190,073.68
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additional Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	0.00
(W) EXCESS YIELD	0.00

BALANCE	0.00

D. SPREAD ACCOUNT

SPREAD
ACCOUNT

(A) BEGINNING BALANCE	13,160,562.29
(B) ADDITIONS TO SPREAD AMOUNT	1,190,073.68
(C) INTEREST EARNED	12,049.42
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

(H) ENDING BALANCE	14,362,685.40

(I) REQUIRED BALANCE	18,752,286.50

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: February 25, 2003
For Collection Period: January 2003
For Determination Date: February 18, 2003

E. CURRENT RECEIVABLES DELINQUENCY

	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	42	744,011.27
(B) 61-90	16	269,250.41

(C) TOTAL	58	1,013,261.68

(D) 90+ days	13	266,756.82

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	25	539,134.96
(B) AGGREGATE REPOSSESSIONS	103	2,143,354.77
(C) UNLIQUIDATED REPOSSESSIONS	35	708,359.91

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE	162,654.21
(B) DEPOSIT	0.00
(C) WITHDRAWAL	37,846.07

(D) ENDING BALANCE	124,808.14

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%

(A) CURRENT	1,013,261.68	375,045,730.08	0.2702%
(B) 1ST PREVIOUS	1,446,042.05	389,124,115.17	0.3716%
(C) 2ND PREVIOUS	950,418.33	405,297,404.48	0.2345%

(D) THREE MONTH ROLLING AVERAGE	1,136,574.02	389,822,416.58	0.2916%

I. CUMULATIVE DEFAULT RATE

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Default Rate %

(A) Defaulted Receivables (Current Period)	639,427.73
(B) Cumulative Defaulted Receivables (Prior Month)	1,794,446.28
(C) Cumulative Defaulted Receivables (Current Month)	2,433,874.01	453,210,907.00	0.54%

J. CUMULATIVE NET LOSS RATE

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Net Loss Rate %

(A) Collection Period Charge-Off receivables	536,154.25
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	208,094.43
(E) Prior Period Adjustment	—
(F) Net Losses current period	328,059.82
(G) Prior Period cumulative net losses	852,371.39
(H) Cumulative Net Losses (current period)	1,180,431.21	453,210,907.00	0.26%
(I) Total Defaults	639,427.73
(K) 50% of defaulted Receivables (not included in Collection Period Charge-Off Receivables)	319,713.87
(L) Cumulative net losses including 50% of defaults	1,500,145.08	453,210,907.00	0.33%

K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %

(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	694,765.28	375,045,730.08	0.19%

L. LOCKBOX TEST

	AMOUNT	NUMBER

(A) Total Payments to Lockbox (Current Month)	8,851,026.74	16,254
(B) Total Payments (Current Month)	17,192,677.59	19,315
(C) Lockbox Payment Percentage		84.15%

M. FINANCIAL COVENANTS

(A) Monthly BVAC capital (at least $50MM)		50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)	*	n/a
(C) Monthly BVAC net worth (at least $20MM)		49,080

*	Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank.

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Securitization Corp		Lisa Staab AVP, Assistant Controller Bay View Acceptance Corp